UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 7, 2016

Steelcase Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-13873	38-0819050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 44th Street SE, Grand Rapids, Michigan 49508
(Address of Principal Executive Offices) (Zip Code)

(616) 247-2710
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2016, the Company issued a press release announcing updated guidance for the quarter ended February 26, 2016.  A copy of the press release is attached as Exhibit 99.1.

The press release contains certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the press release of non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used within the Company's press release are:

  Organic revenue growth (decline), which represents the change in revenue excluding currency translation effects and the impacts of acquisitions and divestitures;
  Adjusted operating income (loss), which represents operating income (loss), excluding restructuring costs (benefits); and
  Adjusted earnings per share, which represents earnings per share, excluding restructuring costs (benefits), net of tax.

These measures are presented because management uses this information to monitor and evaluate financial results and trends. Therefore, management believes this information is also useful for investors.

The information furnished pursuant to this Item 2.02 and Item 7.01 to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01. Regulation FD Disclosure.

The Company will participate in the Raymond James 37th Annual Institutional Investors Conference in Orlando, FL on March 7 and 8, 2016.  The Company's investor presentation is available at the Company's investor relations web page at ir.steelcase.com.  The Company is scheduled to present at 2:15pm ET on March 8, 2016.  A live webcast of the presentation will be available at ir.steelcase.com, and a replay of the webcast will be available after the presentation concludes.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated March 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: March 7, 2016	By:	/s/ Mark T. Mossing
Name: Mark T. Mossing
Title: Corporate Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounti